                                                                    Exhibit 3.1

                                           Filed this 16th day of November, 1981
                                           Commonwealth of Pennsylvania
                                           Department of State

                                           /s/ William R. Davis
                                           Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU

Articles of Incorporation -
Domestic Business Corporation

         In compliance with the requirements of Section 204 of the Business Corporation Law Act of May 5, 1933 (P.L. 364) (15 P.S. Section 1204), the undersigned, desiring to be incorporated as a business corporation, hereby certifies that:

         1. The name of the corporation is RENT-WAY, INC.

         2. The location and post office address of the initial registered office of the corporation in this Commonwealth is 14 West 10th Street, Erie, Pennsylvania 16501.

         3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes: To engage in and to do all lawful acts concerning any or all lawful business for which a corporation may be incorporated under the Business Corporation Law of Pennsylvania, Act of May, 1933, P.L. 364, as amended.

         4. The term for which the corporation is to exist is: perpetual.

         5. The aggregate number of shares which the corporation shall have authority to issue is: 10,000 shares of no par common stock.

         6. The names and post office addresses of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) are:

Name                          Address                                  Number and Class of Shares
John P. Leemhuis              1400 Baldwin Building                    One share subscribed
                              Erie, PA  16501

         IN TESTIMONY WHEREOF, the incorporator has signed and sealed these Articles of Incorporation this 5th day of November, 1981.

          (SEAL)            /s/ John P. Leemhuis                        (SEAL)
                            John P. Leemhuis                            (SEAL)

                                                 Filed this 21st day of October,
                                                 1988

                                                 Commonwealth of Pennsylvania
                                                 Department of State

                                                 /s/ James J. Haggerty
                                                 Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU

Articles of Amendment -
Domestic Business Corporation

         In compliance with the requirements of Section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. Section 1806), the undersigned corporation, desiring to amend its Articles does hereby certify that:

         1. The name of the corporation is RENTWAY, INC.

         2. The location of its registered office in this Commonwealth is the (Department of State is hereby authorized to correct the following statement to conform to the records of the Department): 14 West Tenth Street, Erie, Pennsylvania 16501.

         3. The statute by or under which it was incorporated is: Business Corporation Law of Pennsylvania, Act of May, 1933, P.L. 364, as amended.

         4. The date of its incorporation is November 16, 1981. [SEAL]

         5. (Check and if appropriate, complete one of the following):

            [x] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

                  Time: The 30th day of September, 1988.

                  Place: 17 West 10th St., Erie, PA 16501

                  Kind and period of notice_________________________________

____________________________________________________________________________

            [x] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

         6. At the time of the action of shareholders:

            (a) The total number of shares outstanding was: 10,000 shares of common stock

            (b) The number of shares entitled to vote was: 10,000 shares of common stock

         7. In the action taken by the shareholders:

            (a)  The number of shares voted in favor of the amendment was:
                 10,000 shares of common stock

            (b)  The number of shares voted against the amendment was: None

         8. The amendment adopted by the shareholders, set forth in full, is as follows:

              Articles 5 is amended to read as follows: "The aggregate number of shares which the corporation shall have authority to issue is 1,000,000 shares of no par common stock."

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 7th day of October, 1988.

                                                       RENTWAY, INC.
                                                   ---------------------
                                                   (NAME OF CORPORATION)

Attest:

 /s/ Therese Bihler                               By: /s/ William E. Morgenstern
---------------------------------------------        ------------------------------------
         (SIGNATURE)                                         (SIGNATURE)


          Secretary                                           President
---------------------------------------------    ----------------------------------------
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)    (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

[SEAL]

                                           Filed with the Department of State on
                                           March 27, 1992

                                           /s/ Secretary of the Commonwealth
                                           Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev. 89)

         In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is: RENTWAY, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

     (a) 17 West 10th Street, Erie, PA 16501, Erie County

         For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation Law of 1933

4.  The original date of its incorporation is: November 16, 1981

5.  (Check, and if appropriate complete, one of the following):

     _x_ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     ___ The amendment shall be effective on:_________________________

6.  (Check one of the following):

     _x_ The amendment was adopted by the shareholders pursuant to 15 Pa.C.S.
         Section 1914(a) and (b).

     ___ The amendment was adopted by the board of directors pursuant to 15
         Pa.C.S. Section 1914(c).

7. (Check, and if appropriate complete, one of the following):

     ___ The amendment adopted by the corporation, set forth in full, is as follows:

     _x_ The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

     _x_ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 26th day of March, 1992.

                                       RENTWAY, INC.
                                       -----------------------------------------
                                           (Name of Corporation)

                                       BY: /s/ William E. Morgenstern, President
                                          --------------------------------------
                                           (Signature)

                                       TITLE: President
                                             -----------------------------------

                                  EXHIBIT "A"

                              AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                               OF RENT-WAY, INC.

     In compliance with the requirements of the Pennsylvania Business Corporation Law, the undersigned desiring to be incorporated as a business corporation, hereby certifies that:

         1. The name of the Corporation is RENT-WAY, INC.

         2. The location and post office address of the initial registered office of the Corporation in this Commonwealth is: 17 West 10th Street, Erie, PA 16501

         3. The Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

         To engage in and to do all lawful acts concerning any or all lawful business for which a corporation may be incorporated under the Business Corporation Law of Pennsylvania, Act of May, 1933, P.L. 364, as amended.

         4. The term for which the Corporation is to exist is perpetual.

         5. The aggregate number of shares which the Corporation shall have authority to issue is 10,000,000 shares of no-par common stock.

         6. The name and address of each incorporator and the number and class of shares subscribed by such incorporator is:

John P. Leemhuis,          2222 West                  1 share subscribed
Sr.                        Grandview Blvd.
                           Erie, PA  16506

         7. The following provisions of the Business Corporation Law of 1988 shall not be applicable to the Corporation:

            (a) Section 2538 (relating to approval of transactions with interested shareholders);

            (b) Subchapter 25E (relating to control transactions);

            (c) Subchapter 25F (relating to business combinations);

            (d) Subchapter 25G (relating to control-share acquisitions);

            (e) Subchapter 25H (relating to disgorgement by certain controlling shareholders following attempts to acquire control).

                                               Filed with the Department of
                                               State on April 19, 1995.

                                               /s/ Secretary of the Commonwealth
                                               Secretary of the Commonwealth

                             ARTICLES OF AMENDMENT

1.  The name of the corporation is: RENT-WAY, INC.

2. The address of the registered office of the corporation in Pennsylvania (which is located in Erie County) is:

                               17 West 10th Street
                               Erie, PA  16501

3. The statute under which the corporation was incorporated is: Business Corporation Law of 1988.

4.  The date of its incorporation is: November 16, 1981.

5. The amendment shall be effective upon the filing of these articles of amendment in the Department of State.

6.  The amendment was adopted by the shareholders pursuant to 15 Pa.C.S.
    Section 1914(a) and (b).

7.  The amendment adopted by the corporation, set forth in full, is as follows:

    The corporation is authorized to issue 11,000,000 shares of capital stock of which 10,000,000 shares shall be designated no par Common Stock, and 1,000,000 shares shall be designated Preferred Stock. The Board of Directors shall have the full authority to divide the 1,000,000 shares of Preferred Stock into classes or series, or both, and to determine for any such class or series its voting rights (which may be full, limited, multiple, or fractional, or no voting rights) and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights as may be desired. Such division and determination may be accomplished by an amendment to this Article, which amendment may be made solely by action of the Board of Directors, which shall have the full authority permitted by law to make such divisions and determinations.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof on April 19, 1995.

                                                     RENT-WAY, INC.

                                                     BY: /s/ Jeffrey A. Conway
                                                        -----------------------
                                                        Vice President and
                                                        Chief Financial Officer

                                           Filed with the Department of State on
                                           June 16, 1995

                                           /s/ Yvette Kane
                                           Secretary of the Commonwealth

         STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1922 (Rev. 90)

     In compliance with the requirements of 15 Pa.C.S. Section 1522 (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations and special rights, if any, of a class or series of its shares, hereby states that:

1.  The name of the corporation is: RENT-WAY, INC.

2.  (Check and complete one of the following):

    ___ The resolution amending the Articles under 15 Pa.C.S. Section 1522(b)
        (relating to divisions and determinations by the board), set forth in full, is as follows:

    _x_ The resolution amending the Articles under 15 Pa.C.S. Section 1522(b) is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. Section 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 30,000 shares.

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on: June 10,1995

5.  (Check, and if appropriate complete, one of the following):

    _x_ The resolution shall be effective upon the filing this statement with respect to shares in the Department of State.

    ___ The resolution shall be effective on: ____________ at  _____________
                                                  Date              Hour

         IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 15th day of June, 1995.

                                                     RENT-WAY, INC.
                                                     ---------------------------
                                                         (Name of Corporation)

                                                     BY: /s/ Jeffrey A. Conway
                                                        ------------------------
                                                         (Signature)

                                                     TITLE: V.P. and CFO
                                                           ---------------------

                                  EXHIBIT "A"

SERIES A PREFERRED STOCK

     1. NUMBER AND DESIGNATION. There is hereby authorized for issuance as a series of the Preferred Stock of the Corporation, 30,000 shares, without par value, to be designated as "Series A Preferred Stock" (hereinafter "Series A Preferred Stock").

     2. CERTAIN DEFINITIONS. For purposes hereof, the following definitions shall apply:

         JUNIOR STOCK. The term "Junior Stock" shall mean the Common Stock and any other class or series of stock of the Corporation (i) with respect to dividends, not entitled to receive any dividends in any dividend period unless all dividends required to have been paid or declared and set apart for payment on the Series A Preferred Stock shall have been so paid or declared and set apart for payment, (ii) with respect to rights on liquidation, not entitled to receive any distribution upon liquidation, dissolution and winding up of the affairs of the Corporation until the Series A Preferred Stock shall have received the entire amount to which such stock is entitled and, or (iii) with respect to mandatory redemption rights, not entitled to receive any mandatory redemption payments until the Series A Preferred Stock shall have received all mandatory redemption payments to which such stock is entitled.

         PARITY STOCK. The term "Parity Stock" shall mean any class or series of stock of the Corporation (i) with respect to dividends, entitled to receive payment of dividends on a parity with the Series A Preferred Stock, (ii) with respect to rights on liquidation, entitled to receive any distribution upon liquidation, dissolution and winding up of the affairs of the Corporation on a parity with the Series A Preferred Stock, or (iii) with respect to mandatory redemption rights, entitled to receive any mandatory redemption payments on a parity with the Series A Preferred Stock.

         SENIOR STOCK. The term "Senior Stock" shall mean any class or series of stock of the Corporation (i) with respect to dividends, ranking senior to the Series A Preferred Stock in respect of the right to receive dividends, (ii) with respect to rights on liquidation, ranking senior to the Series A Preferred Stock in respect of the right to receive any distribution upon liquidation, dissolution and winding up of the affairs of the Corporation, or (iii) with respect to mandatory redemption rights, ranking senior to the Series A Preferred Stock in respect of the right to receive mandatory redemption payments.

     3. DIVIDENDS. The holders of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of any funds legally available therefor, on each share of Series A Preferred Stock, before any declaration or payment or setting apart for payment of dividends on any Junior Stock, dividends in an amount equal to the liquidation preference of each such share multiplied by 7% per annum (based upon a 360 day year consisting of twelve 30 day months), payable in cash in equal quarterly installments on the first day of January, April, July and October (each a "Dividend Payment Date") of each year commencing July 1, 1995. Such dividends shall be cumulative, whether or not earned or declared, and shall be payable in arrears to the holders of record of the Series A Preferred Stock as their names appear on the share register of the Corporation as of the fifteenth day of the month preceding the applicable Dividend Payment Date. Accrued and unpaid dividends on the Series A Preferred Stock shall accrue additional dividends in respect thereof at a rate of 9% per annum (based on a 360 day year consisting of twelve 30 day months). The Corporation shall use its reasonable best efforts to have funds legally available to pay all dividends provided for in this paragraph 3.

     4. LIQUIDATION PREFERENCE. In the event of the liquidation, dissolution and winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, before any payment or setting apart for payment of any amount shall be made in respect of any Junior Stock, an amount equal to $100 per share plus an amount equal to all accrued and unpaid dividends thereon (whether or not earned or declared), to and including the date fixed for distribution. If upon any liquidation, dissolution and winding up the Corporation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series A Preferred Stock and the holders of any Parity Stock shall be insufficient to permit the payment to all such holders of the full preferential amounts to which they are entitled, then the assets of the Corporation to be distributed to all such holders shall be distributed ratably to the holders of the Series A Preferred Stock, on the one hand, and the holders of any Parity Stock, on the other, in the same proportion as the aggregate liquidation preference amount of the Series A Preferred Stock, on the one hand, and any such Parity Stock, on the other, bears to the sum of the aggregate liquidation preference amount of the Series A Preferred Stock and the aggregate liquidation preference amount of any Parity Stock and, in such event, the assets of the Corporation to be distributed to the holders of the Series A Preferred Stock shall be distributed ratably among such holders in the same proportion as the number of shares of outstanding Series A Preferred Stock held by each such holder bears to the total number of shares of outstanding Series A Preferred Stock.

     5. VOTING RIGHTS.

         (a) General. The Series A Preferred Stock shall have no voting rights except as specifically provided in this paragraph 5 or as otherwise required by law.

         (b) Class Vote. So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not without the vote or written consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock, voting as a separate class:

               (i) purchase, redeem or otherwise acquire for value (or pay into or set aside a sinking or similar fund for such purpose) any Junior Stock at any time that dividends on the Series A Preferred Stock shall be accrued and unpaid (unless a sum sufficient for the payment thereof shall have been set apart);

               (ii) authorize or issue, or obligate itself to issue, any Senior Stock; or

               (iii) increase or decrease (other than by reason of redemption) the total number of authorized shares of Series A Preferred Stock.

         (c) VOTING RIGHTS ON DEFAULT. If the Corporation shall have failed to pay dividends on all outstanding shares of Series A Preferred Stock in an amount equal to two quarterly dividends at the rate payable upon such shares (a "Dividend Default"), the holders of shares of Series A Preferred Stock shall have the right to eight (8) votes for each share of Series A Preferred Stock held by such holder on all matters submitted to the stockholders of the Corporation for authorization, adoption or approval. If upon such payment of past due dividends, in full, such voting right of the holders of shares of Series A Preferred Stock shall cease, subject to revesting of such voting right in the event of each and every additional Dividend Default in an amount equal to two quarterly dividends as aforesaid.

     6. REDEMPTION.

         (a) MANDATORY REDEMPTION. The Corporation shall redeem all outstanding shares of Series A Preferred Stock on June 30, 2006 at a redemption price per share equal to the liquidation preference amount thereof, plus any accrued but unpaid dividends thereon to the date of redemption.

         (b) PUT OPTIONS. The Corporation intends to enter into agreements with the holders of the Series A Preferred Stock pursuant to which such holders shall have the right to require the Corporation to repurchase their Series A Preferred Stock on the terms and subject to the conditions set forth therein (the "Put Options"). The Put Options provide the holders thereof with mandatory redemption rights which are in addition to those set forth in subparagraph (a) of this paragraph 6.

         (c) OPTIONAL REDEMPTION. The Series A Preferred Stock may be redeemed, at the option of the Corporation, in whole or in part, at any time and from time to time, at a redemption price per share equal to the liquidation preference amount thereof, plus any accrued but unpaid dividends to the date of redemption. At least 10 days prior to the date fixed for the redemption of shares of Series A Preferred Stock pursuant to this paragraph, a written notice shall be mailed to each holder of record of shares of Series A Preferred Stock to be redeemed addressed to such holder at the address for such holder as shown on the records of the Corporation, which notice shall notify the holder of the election of the Corporation to redeem the holder's shares stating the date fixed for redemption thereof and calling upon such holder to surrender to the Corporation on the redemption date at the place designated in such notice the certificate or certificates representing the shares specified in such notice of redemption; provided, however, that no failure to give such notice nor any defect therein shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock to be redeemed.

         (d) REDEMPTION PROCEDURES. On the redemption date (whether mandatory or optional) each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender the certificate or certificates for such shares, free and clear of all liens and encumbrances, to the Corporation and thereupon the redemption price of such shares shall be paid to the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event pursuant to an optional redemption less than all the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the redemption date, all dividends on shares of the Series A Preferred Stock shall cease to accrue and all rights of the holders thereof as shareholders of the Corporation, except the right to receive the redemption price thereof upon the surrender of certificates representing such shares, shall cease and terminate and such shares shall not thereafter be transferred on the books of the Corporation.

         (e) STATUS OF REDEEMED SHARES. Shares of Series A Preferred Stock acquired by the Corporation by reason of redemption shall have the status of authorized and unissued shares of Preferred Stock of the Corporation undesignated as to series and may be redivided, redesignated and reissued as part of any series of Preferred Stock of the Corporation, but may not be reissued as shares of Series A Preferred Stock.

     7. AUTHORIZATION OR ISSUANCE OF JUNIOR STOCK OR PARITY STOCK. Nothing herein shall be construed to require a class vote or the consent of the holders of the outstanding shares of Series A Preferred Stock in connection with any increase in the total number of authorized shares of the Corporation or issuance of additional shares of Junior Stock. The Corporation shall not issue any Parity Stock without the prior vote or written consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock.

                                           Filed with the Department of State on
                                           March 21, 1996

                                           /s/ Yvette Kane
                                           Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/8506 (Rev. 90)

1.  The name of the corporation is: RENT-WAY, INC.

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

    (a) 17 West 10th Street, Erie, PA 16501, Erie County

    For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  (Complete part (a) or (b)):

    (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is: 3230 West Lake Road, Erie, PA 16505-3657, Erie County

    (b) The registered office of the corporation or limited partnership shall be provided by:

    c/o:_______________________________________________________________________
        Name of Commercial Registered Office Provider            County

    IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 18th day of March, 1996.

                                   RENT-WAY, INC.
                                   ---------------------------------------------
                                       (Name of Corporation/Limited Partnership)

                                   BY: /s/ Ronald D. DeMoss
                                      ------------------------------------------
                                       (Signature)

                                   TITLE: Vice President and General Counsel
                                         ---------------------------------------

                                          Filed with the Department of State on
                                          March 12, 1997

                                          /s/ Yvette Kane
                                          Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev. 90)

        In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is: RENT-WAY, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) names of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

    (a) 3230 West Lake Road, Erie, PA 16505, Erie County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation Law of 1988

4.  The date of its incorporation is: November 16, 1981

5.  (Check, and if appropriate complete, one of the following):

    _x_ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

    ___ The amendment shall be effective on:____________ at _____________
                                                Date             Hour

6.  (Check one of the following):

    _x_ The amendment was adopted by the shareholders pursuant to 15 Pa.C.S.
        Section 1914(a) and (b).

    ___ The amendment was adopted by the board of directors pursuant to 15
        Pa.C.S. Section 1914(c).

7.  (Check, and if appropriate complete, one of the following):

    ___ The amendment adopted by the corporation, set forth in full, is as follows:

    _x_ The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8. ___ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

        IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 12th day of March, 1997.

                                       RENT-WAY, INC.
                                       -----------------------------------------
                                           (Name of Corporation)

                                       BY: /s/ Ronald D. DeMoss
                                          --------------------------------------
                                           (Signature)

                                       TITLE: Vice President and General Counsel
                                             -----------------------------------

                                   Exhibit A

Article 5 of the Articles of Incorporation is amended to read, in its entirety, as follows:

                  "5. The corporation is authorized to issue 21,000,000 shares of capital stock of which 20,000,000 shares shall be designated no par Common Stock, and 1,000,000 shares shall be designated Preferred Stock. The Board of Directors shall have the full authority to divide the 1,000,000 shares of Preferred Stock into classes or series, or both, and to determine for any such class or series its voting rights (which may be full, limited, multiple, or fractional, or no voting rights) and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights as may as desired. Such division and determination may be accomplished by an amendment to this Article, which amendment may be solely by action of the Board of Directors, which shall have the full authority permitted by law to make such divisions and determinations."

                                           Filed with the Department of State on
                                           March 12, 1997

                                           /s/ Yvette Kane

                                           Secretary of the Commonwealth

         STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1522 (Rev. 90)

     In compliance with the requirements of 15 Pa.C.S. Section 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1.  The name of the corporation is: RENT-WAY, INC.

2.  (Check and complete one of the following):

    ___ The resolution amending the Articles under 15 Pa.C.S. Section 1522(b)
        (relating to divisions and determinations by the board), set forth in full, is as follows:

    _x_ The resolution amending the Articles under 15 Pa.C.S. Section 1522(b) is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S. Section 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 30,000 shares.

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on: March 12, 1997

5.  (Check, and if appropriate complete, one of the following):

    _x_ The resolution shall be effective upon the filing this statement with respect to shares in the Department of State.

    ___ The resolution shall be effective on: ______________ at _____________
                                                   Date              Hour

         IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 12th day of March, 1997.

                                       RENT-WAY, INC.
                                       -----------------------------------------
                                           (Name of Corporation)

                                       BY: /s/ Ronald D. DeMoss
                                          --------------------------------------
                                           (Signature)

                                       TITLE: Vice President and General Counsel
                                             -----------------------------------

                                   EXHIBIT A

                                 RENT-WAY, INC.

                        Resolutions adopted by the Board
                         of Directors on March 12, 1997


RETURN OF SHARES OF SERIES A        WHEREAS, in connection with the acquisition
PREFERRED STOCK TO STATUS OF        by the corporation of McKenzie Leasing
AUTHORIZED AND UNISSUED             Corporation (the "McKenzie Acquisition"),
SHARES UNDESIGNATED AS TO           30,000 shares of Preferred Stock of the
SERIES                              corporation were designated Series A
                                    Preferred Stock (the "Series A Stock"); and

                                    WHEREAS, only 27,500 shares of Series A
                                    Stock were issued in connection with the McKenzie Acquisition (the "Issued Series A Stock"); and

                                    WHEREAS, the Issued Series A Stock has been redeemed by the corporation and pursuant to its terms returned to the status of authorized and unissued Preferred Stock undesignated as to series; and

                                    WHEREAS, the board of directors of the
                                    corporation deems it in the best interests of the corporation to amend the corporation's Articles of Incorporation to return the 2,500 shares of Series A Stock that were not issued in connection with the McKenzie Acquisition (the "Unissued Series A Stock") to the status of authorized and unissued shares of Preferred Stock undesignated as to series; and

                                    WHEREAS, the terms of the Series A Stock provide that the board of directors of the corporation may amend the Articles of Incorporation for this purpose without submitting the amendment to the shareholders of the corporation for their approval;

                                    NOW, THEREFORE, be it hereby

                                    RESOLVED, that the corporation amend its Articles of Incorporation in order to return the Unissued Series A Stock to the status of authorized and unissued Preferred Stock undesignated as to series; and be it further

                                    RESOLVED, that the President, any Vice
                                    President and the Secretary and Assistant
                                    Secretary of the Corporation be, and hereby are, authorized and directed, for and on behalf of the corporation, to execute and deliver Articles of Amendment of the Articles of Incorporation of the corporation to effect such amendment and to take all such other action as such officers shall deem necessary for the purpose of filing such Articles in the Department of State of the Commonwealth of Pennsylvania and otherwise effectuating the purposes of the foregoing resolution.